UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     July 1, 2012

FriendFinder Networks Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34622	13-3750988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway, Suite 200, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

561-912-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As previously disclosed in the Form 10-K filed on March 29, 2012 (the "Form 10-K") and the Form 8-K filed on April 26, 2012 (the "Form 8-K") filed by FriendFinder Networks Inc. (the "Company"), effective July 1, 2012, Mr. Marc H. Bell will serve as Co-Chairman and Chief Strategy Officer.  Mr. Bell served as Chief Executive Officer prior to July 1, 2012.

(c)

Effective July 1, 2012, Mr. Anthony Previte will serve as the Chief Executive Officer of the Company.  As previously disclosed in the Form 10-K and the Form 8-K, the amended and restated employment agreement we entered into with Mr. Previte on April 24, 2012 (the "Employment Agreement") provided that Mr. Previte would serve as President and Chief Operating Officer effective March 30, 2012 and Chief Executive Officer commencing on July 1, 2012, subject to the condition that Mr. Previte perform the duties and responsibilities of President to the satisfaction of the Company's Chief Executive Officer and Chairman of the Board.  The above referenced condition has been satisfied.

Anthony Previte, who is 47 years old, has been our Chief Operating Officer since February 2008, became our President on March 30, 2012, and was elected by our stockholders as a director on May 30, 2012. From March 2003 to January 2008, Mr. Previte was Managing Member of Starsmith LLC, a financial business consulting and outsourcing services company that provided consulting services to us from December 2006 until December 2007. From October 1998 to March 2003, Mr. Previte was with Globix Corporation where he served as Chief Technology Officer and Chief Operating Officer.

The appointment of Mr. Previte as Chief Executive Officer was not pursuant to any arrangement or understanding between Mr. Previte and any other person.  There are no family relationships between Mr. Previte and any of the Company's directors and executive officers.  The Company has not entered into any related person transaction with Mr. Previte that would require disclosure under Item 404(a) of Regulation S-K.

The Employment Agreement governs the terms of Mr. Previte's employment with the Company.  Under the terms of his Employment Agreement, Mr. Previte will receive a base salary of $990,000 per annum effective July 1, 2012.  The description of the amended and restated employment agreement set forth in and the copy of the amended and restated employment agreement filed with the Company's Form 8-K on April 26, 2012 are hereby incorporated by reference into this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2012	FRIENDFINDER NETWORKS INC.

/s/ Ezra Shashoua
Name: Ezra Shashoua
Title: Chief Financial Officer